                                                                      EXHIBIT 99

                       GREEN TREE FINANCIAL CORPORATION
                 GREEN TREE RECREATIONAL, EQUIPMENT & CONSUMER
                                 TRUST 1998-A
                          $500,000,000 (APPROXIMATE)










________________________________________________________________________________
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in light of the same warnings, lack of assurances, and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any descriptions of the securities or underlying assets, the information contained in the Offering Document).

           ASSET BACKED SECURITIES EXTERNAL COMPUTATIONAL MATERIALS
           --------------------------------------------------------
            GREEN TREE FINANCIAL CORPORATION (SELLER AND SERVICER)
                           $500,000,000(APPROXIMATE)
                 GREEN TREE RECREATIONAL, EQUIPMENT & CONSUMER
                                 TRUST 1998-A

Securities Offered:

   --------------------------------------------------------------------------------------------------------------------
                                                                                     Principal             Expected
                                            Average            Expected               Payment               Rating
       Class                Amount           Life            Maturity Date             Window             S&P/Fitch
   --------------------------------------------------------------------------------------------------------------------
To 10% Call
   --------------------------------------------------------------------------------------------------------------------
       A-1C               $320,870,000       2.41               03/04                1-72 (72)             AAA/AAA
       A-2C               $ 16,695,000       2.41               03/04                1-72 (72)              AA/AA
       A-3C               $ 12,980,000       2.41               03/04                1-72 (72)               A/A
       A-4C               $  7,420,000       2.41               03/04                1-72 (72)             BBB/BBB
        B-C               $ 12,986,946       2.41               03/04                1-72 (72)             BBB-/BBB
       A-1H               $ 87,750,000       4.73               05/09               1-134 (134)            AAA/AAA
       A-2H               $ 18,070,000       4.73               05/09               1-134 (134)             AA/AA
       A-3H               $  9,680,000       4.73               05/09               1-134 (134)              A/A
       A-4H               $  7,740,000       4.73               05/09               1-134 (134)            BBB/BBB
        B-H               $  5,808,053       4.73               05/09               1-134 (134)            BBB-/BBB
   --------------------------------------------------------------------------------------------------------------------

To Maturity
   --------------------------------------------------------------------------------------------------------------------
       A-1C               $320,870,000       2.66               04/18               1-240 (240)            AAA/AAA
       A-2C               $ 16,695,000       2.66               04/18               1-240 (240)             AA/AA
       A-3C               $ 12,980,000       2.66               04/18               1-240 (240)              A/A
       A-4C               $  7,420,000       2.66               04/18               1-240 (240)            BBB/BBB
        B-C               $ 12,986,946       2.66               04/18               1-240 (240)            BBB-/BBB
       A-1H               $ 87,750,000       5.03               04/28               1-360 (360)            AAA/AAA
       A-2H               $ 18,070,000       5.03               04/28               1-360 (360)             AA/AA
       A-3H               $  9,680,000       5.03               04/28               1-360 (360)              A/A
       A-4H               $  7,740,000       5.03               04/28               1-360 (360)            BBB/BBB
        B-H               $  5,808,053       5.03               04/28               1-360 (360)            BBB-/BBB
   --------------------------------------------------------------------------------------------------------------------

Securities ending with an ending letter denomination of "C" are referred to herein as Consumer Securities, and securities ending with an ending letter denomination "H" are referred to herein as Home Equity and Home Improvement Securities.


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not receive this statement, call your Lehman Brothers account executive for another copy

TRANSACTION SPECIFICS
---------------------
     Managers:                     LEHMAN BROTHERS (LEAD MANAGER), Merrill Lynch

     Seller and Servicer:          Green Tree Financial Corporation

     Initial Collateral:           An initial pool of 18,942 retail installment
                                   sales contracts and promissory notes for the purchase of a variety of consumer products and equipment, retail installment sales contracts and promissory notes financing home improvements, and closed-end home equity loans (collectively, the "Contracts").

     Subsequent Collateral:        On the Closing Date, approximately $102
                                   million of additional Contracts, which will not include any home improvement loans or home equity loans (the "Subsequent
                                   Contracts"), will be added to the collateral pool.

     SMMEA:                        The bonds are NOT SMMEA qualifying.

     Distribution Date:            The 15th of each month, beginning April 15,
                                   1998

     Delay Days:                   No delay on bonds

     Expected Pricing:             Week of March 16, 1998

     Expected Closing:             Week of March 30, 1998

     Settlement:                   Week of March 30, 1998

     Trustee:                      U.S. Bank Trust National Association

     Optional Redemption:          10% Cleanup Call

     Tax Status:                   Green Tree Recreational, Equipment & Consumer
                                   Trust 1998-A will be treated as two grantor trusts for federal income tax purposes.


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not receive this statement, call your Lehman Brothers account executive for another copy.

PREPAYMENT SENSITIVITY INFORMATION
----------------------------------

             Projected Performance Of Consumer Product Securities
                   Under Varying Prepayment Assumptions/(1)/

  PREPAYMENT ASSUMPTION %                      80%              90%           **100%**           110%             120%
---------------------------------           --------          --------      ------------      -----------     ------------
TO CALL
-------
Average Life (years)                           2.74             2.57             2.41            2.27             2.14
 Window (# of months)                            83               78               72              68               64

TO MATURITY
-----------
Average Life (years)                           2.99             2.82             2.66            2.51             2.38
 Window (# of months)                           240              240              240             240              240

    /(1)/ These assumptions may change and are subject to pricing.

    -------------------------------------------------------------------------
              ASSET TYPE                      100% PREPAYMENT ASSUMPTION
    -------------------------------------------------------------------------
     Trucks                                               1.4% ABS
    -------------------------------------------------------------------------
     Motorcycles, Aircraft                                 30% CPR
    -------------------------------------------------------------------------
     Marine                                         0% to 14% in 12 months
    -------------------------------------------------------------------------
     RVs, Sport Vehicles, Horsetrailers,
      Pianos                                               18% CPR
    -------------------------------------------------------------------------

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not receive this statement, call your Lehman Brothers account executive for another copy.

PREPAYMENT SENSITIVITY INFORMATION
----------------------------------

     Projected Performance Of Home Equity and Home Improvement Securities
                   Under Varying Prepayment Assumptions/(1)/

  PREPAYMENT ASSUMPTION %                80%             90%            **100%**          110%             120%
-----------------------------         --------        --------        ------------     ---------        ---------
TO CALL
-------
Average Life (years)                    5.53             5.11             4.73            4.39             4.10
 Window (# of months)                    153              144              134             125              117

TO MATURITY
-----------
Average Life (years)                    5.82             5.40             5.03            4.70             4.40
 Window (# of months)                    360              360              360             360              360

     /(1)/ These assumptions may change and are subject to pricing.

     -----------------------------------------------------------------------------------------
                       ASSET TYPE                           100% PREPAYMENT ASSUMPTION
     -----------------------------------------------------------------------------------------
     Home Equity and High LTV Home Improvement           12 month ramp from 2 to 15% CPR
     -----------------------------------------------------------------------------------------
     Unsecured Home Improvement                          18 month ramp from 18 to 23% CPR
     -----------------------------------------------------------------------------------------

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not receive this statement, call your Lehman Brothers account executive for another copy

SUMMARY DESCRIPTION OF THE INITIAL CONSUMER PRODUCT CONTRACTS
-------------------------------------------------------------

 .    As of the Cut-Off Date (3/1/98) the initial consumer product contracts had the following characteristics:

     .    fully amortizing or balloon

     .    fixed contractual rate of interest

     .    interest computed on the simple interest method.

The Contracts in the initial collateral pool were originated or purchased and will be serviced by Green Tree Financial Corporation.

     . All Contracts have a contractual rate of interest of at least 6.70% per annum and not more than 21.50%
     . The Contracts have remaining maturities of at least 10 months but not more than 240 months and original maturities of at least 12 months but not more than 240 months


                      INITIAL CONSUMER PRODUCT CONTRACTS

     Aggregate Outstanding Principal Balance                      $268,501,402
     Number of Contracts                                                11,766
     Wgt. Avg. Contract Rate:                                            10.44%
     Range of Rates:                                             6.70% - 21.50%
     Wgt. Avg. Orig. Maturity:                                             107
     Wgt. Avg. Rem. Maturity:                                              107
     Avg. Rem. Princ. Balance:                                         $22,820

         GEOGRAPHIC DISTRIBUTION OF INITIAL CONSUMER PRODUCT CONTRACTS

                                                                                              % of Initial Consumer Product
                                             Number of         Aggregate Principal         Contracts by Outstanding Principal
State                                        Contracts         Balance Outstanding                       Balance
---------------------------------------   --------------    ------------------------    --------------------------------------
  CA                                           1,721             $ 34,198,893.51                          12.74%
  TX                                           1,456               31,058,149.98                          11.57%
  FL                                           1,105               23,531,134.40                           8.76%
  Other States*                                7,484              179,713,224.18                          66.93%
                                              ------             ---------------                         ------
  Total/(1)/                                  11,766             $268,501,402.07                         100.00%

_______________
* No one State in this category constitutes more than 5% of the Outstanding Principal Balance of the Initial Consumer Product Contracts.
/(1)/  Percentages do not add to 100% due to rounding

   DISTRIBUTION OF ORIGINAL LOAN-TO-VALUE RATIOS OF INITIAL CONSUMER PRODUCT
                                   CONTRACTS

                                                                                         % of Initial Consumer Product
                                           Number of         Aggregate Principal      Contracts by Outstanding Principal
  Loan-to-Value Ratio                      Contracts         Balance Outstanding                    Balance
  ----------------------------------   ----------------   ------------------------  -------------------------------------
Less than 61.00                                950             $ 10,633,163.54                        3.96%
61.00-65.99                                    324                4,068,233.83                        1.52%
66.00-70.99                                    475                7,670,487.03                        2.86%
71.00-75.99                                    780               11,697,715.30                        4.36%
76.00-80.99                                  1,179               21,296,684.46                        7.93%
81.00-85.99                                  1,649               29,250,799.44                       10.89%
86.00-90.99                                  3,381               58,690,108.59                       21.86%
91.00-95.99                                  1,451               37,917,216.31                       14.12%
96.00-100.00                                 1,577               87,276,993.57                       32.51%
                                            ------             ---------------                      ------
  Total/(1)/                                11,766             $268,501,402.07                      100.00%

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not receive this statement, call your Lehman Brothers account executive for another copy

                                                                   Aggregate              % of Initial Consumer Product
  Outstanding Principal Balance            Number of           Principal Balance             Contracts by Outstanding
  (in Dollars)                             Contracts               Outstanding                  Principal Balance
  -----------------------------------  ----------------    ------------------------    -----------------------------------
Between $1.00-$9,999.99                      5,679               $$30,392,535.43                     11.32%
Between $10,000.00-$19,999.99                3,347                 47,918,067.14                     17.85%
Between $20,000.00-$29,999.99                  937                 22,406,560.62                      8.35%
Between $30,000.00-$39,999.99                  430                 14,737,184.56                      5.49%
Between $40,000.00-$49,999.99                  327                 14,546,369.30                      5.42%
Between $50,000.00-$59,999.99                  204                 11,093,537.55                      4.13%
Between $60,000.00-$69,999.99                  159                 10,257,584.05                      3.82%
Between $70,000.00-$79,999.99                  133                  9,846,679.47                      3.67%
Between $80,000.00-$89,999.99                  131                 11,114,230.70                      4.14%
Between $90,000.00-$99,999.99                  122                 11,542,493.65                      4.30%
Between $100,000.00-$109,999.99                 49                  5,064,935.78                      1.89%
Between $110,000.00-$119,999.99                 38                  4,348,819.75                      1.62%
Between $120,000.00-$129,999.99                 29                  3,603,873.86                      1.34%
Between $130,000.00-$139,999.99                 18                  2,426,080.04                      0.90%
Between $140,000.00-$149,999.99                  9                  1,307,852.62                      0.49%
Between $150,000.00-$159,999.99                 19                  2,904,357.25                      1.08%
Between $160,000.00-$169,999.99                 13                  2,131,656.24                      0.79%
Between $170,000.00-$179,999.99                 11                  1,914,031.31                      0.71%
Between $180,000.00-$189,999.99                 13                  2,382,362.71                      0.89%
Between $190,000.00-$199,999.99                  8                  1,533,424.87                      0.57%
Between $200,000.00-$249,999.99                 18                  3,944,490.49                      1.47%
Between $250,000.00-$299,999.99                 13                  3,582,632.21                      1.33%
Between $300,000.00-$349,999.99                 15                  4,854,737.89                      1.81%
Between $350,000.00-$399,999.99                  8                  2,939,971.92                      1.09%
Between $400,000.00-$449,999.99                  5                  2,142,449.24                      0.80%
Between $450,000.00-$499,999.99                  4                  1,837,011.20                      0.68%
Between $500,000.00-$549,999.99                  3                  1,542,874.50                      0.57%
Between $550,000.00-$599,999.99                  1                    576,379.80                      0.21%
Between $600,000.00-$649,999.99                  2                  1,269,503.81                      0.47%
Between $700,000.00-$749,999.99                  2                  1,370,632.22                      0.51%
Between $750,000.00-$799,999.99                  1                    772,000.00                      0.29%
Between $800,000.00-$999,999.99                  4                  3,302,179.62                      1.23%
Over $999,999.99                                14                 28,893,902.27                     10.76%
                                            ------               ---------------                    ------
  Total /(1)/                               11,766               $268,501,402.07                    100.00%

_______________
  /(1)/  Percentages do not add to 100% due to rounding


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not receive this statement, call your Lehman Brothers account executive for another copy.

      REMAINING MONTHS TO MATURITY OF INITIAL CONSUMER PRODUCT CONTRACTS

                                                                                          % of Initial Consumer Product
                                            Number of           Aggregate Principal          Contracts by Outstanding
  Months Remaining                          Contracts           Balance Outstanding             Principal Balance
  -----------------------------------    ---------------    --------------------------  ----------------------------------
Less than 31                                    664               $ 11,065,549.79                      4.12%
31-60                                         5,361                101,039,750.82                     37.63%
61-90                                         2,239                 37,778,595.58                     14.07%
91-120                                        1,105                 20,916,011.69                      7.79%
121-150                                       1,365                 24,930,692.22                      9.29%
151-180                                         896                 49,589,634.42                     18.47%
181-210                                           8                    565,484.17                      0.21%
211-240                                         128                 22,615,683.38                      8.42%
                                             ------               ---------------                    ------
  Total /(1)/                                11,766               $268,501,402.07                    100.00%

_______________
  /(1)/  Percentages do not add to 100% due to rounding

                  RATES OF INITIAL CONSUMER PRODUCT CONTRACTS

                                                                    Aggregate             % of Initial Consumer Product
                                            Number of           Balance Principal            Contracts by Outstanding
  Range of Rates                            Contracts              Outstanding                  Principal Balance
  -----------------------------------   ----------------    ------------------------  --------------------------------------
From 6.001%-7.000%                                2               $  7,384,143.13                      2.75%
From 7.001%-8.000%                               60                  8,968,592.79                      3.34%
From 8.001%-9.000%                              675                 67,051,863.97                     24.97%
From 9.001%-10.000%                           1,741                 64,181,668.61                     23.90%
From 10.001%-11.000%                          2,151                 45,224,681.26                     16.84%
From 11.001%-12.000%                          1,813                 26,433,663.64                      9.84%
From 12.001%-13.000%                          1,292                 16,790,685.57                      6.25%
From 13.001%-14.000%                            976                 11,851,980.78                      4.41%
From 14.001%-15.000%                          1,287                  9,428,875.64                      3.51%
From 15.001%-16.000%                            734                  5,166,432.18                      1.92%
From 16.001%-17.000%                            468                  3,151,560.13                      1.17%
Over 17.000%                                    567                  2,867,254.37                      1.07%
                                             ------               ---------------                    ------
  Total /(1)/                                11,766               $268,501,402.07                    100.00%

_______________
  /(1)/  Percentages do not add to 100% due to rounding

           YEAR OF ORIGINATION OF INITIAL CONSUMER PRODUCT CONTRACTS

                                                                                         % of Initial Consumer Product
                                           Number of         Aggregate Principal      Contracts by Outstanding Principal
  Year of Origination                      Contracts         Balance Outstanding                    Balance
  -----------------------------------   ---------------   ------------------------- ---------------------------------------
  1994                                          3             $     34,780.40                         0.01%
  1995                                         13                  220,714.89                         0.08%
  1996                                         60                1,126,227.90                         0.42%
  1997                                      1,685               38,025,286.46                        14.16%
  1998                                     10,005              229,094,392.42                        85.32%
                                           ------             ---------------                       ------
  Total /(1)/                                11,766             $268,501,402.07                       100.00%

_______________
  /(1)/  Percentages do not add to 100% due to rounding


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not receive this statement, call your Lehman Brothers account executive for another copy.

Consumer Assets Summary Statistics
----------------------------------

                                                                       % of
                                           % of                       Initial
                                          Initial                 Consumer Product                         Weighted
                                         Consumer                  Contract Pool                            Average     Weighted
                          Number         Product      Scheduled      Scheduled       Average    Weighted   Original     Average
                            of          Contract      Principal      Principal      Principal   Average    Scheduled   Remaining
  Asset Type             Contracts        Pool         Balance        Balance        Balance      Rate       Term        Term
----------------      -------------   ----------- --------------- ---------------- ----------- --------  -----------  -----------
Aircraft                    226           1.92%   $ 35,514,877.40      13.23%        157,145      9.19%       178        177
Horse Trailers            1,144           9.72%     12,076,860.60       4.50%         10,557     10.98%       118        118
Motorcycles               2,939          24.98%     28,398,340.59      10.58%          9,663     12.89%        68         68
Marine Products           1,874          15.93%     35,101,308.45      13.07%         18,731     10.10%       152        152
Keyboard Instruments        375           3.19%      4,223,575.40       1.57%         11,263     11.05%        96         95
Recreational Vehicles     2,094          17.80%     49,999,325.78      18.62%         23,877      9.71%       162        161
Sport Vehicles            1,967          16.72%      8,856,242.54       3.30%          4,502     15.51%        51         51
Trucks                    1,147           9.75%     94,330,871.31      35.13%         82,241     10.12%        52         51
                         ------         ------    ---------------     ------         -------     -----        ---        ---
Total (1)                11,766         100.00%   $268,501,402.07     100.00%         22,820     10.44%       108        107

_______________
/(1)/  Percentages do not add to 100% due to rounding

The following are the assumed characteristics of Subsequent Contracts as of the Cut-off Date:

                            Aggregate Principal  Weighted Average  Weighted Average  Weighted Average
    Asset Type              Balance Outstanding   Original Term     Remaining Term         Rate
-------------------         -------------------   -------------     --------------         ----
Aircraft                      $ 13,551,208.63          177              177                9.19%
Horse Trailers                $  4,608,098.62          118              118               10.98%
Motorcycles                   $ 10,835,792.39           68               68               12.89%
Marine Products               $ 13,393,405.49          152              152               10.10%
Keyboard Instruments          $  1,611,565.51           95               95               11.05%
Recreational Vehicles         $ 19,077,956.75          161              161                9.71%
Sport Vehicles                $  3,379,225.81           51               51               15.51%
Trucks                        $ 35,993,291.01           51               51               10.21%
                              ---------------    ---------------  ---------------    ---------------
        Total                 $102,450,544.21          107              107               10.44%

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not receive this statement, call your Lehman Brothers account executive for another copy.

SUMMARY DESCRIPTION OF THE HOME EQUITY AND HOME IMPROVEMENT CONTRACTS
---------------------------------------------------------------------

 .    As of the Cut-Off Date (3/1/98) the Home Equity and Home Improvement
     Contracts had the following characteristics:

     .    fully amortizing

     .    fixed contractual rate of interest

     .    interest computed on the simple interest method.

The Contracts in the initial collateral pool were originated or purchased and will be serviced by Green Tree Financial Corporation.

     .    All Contracts have a contractual rate of interest of at least
          8.50% per annum and not more than 21.24%
     . The Contracts have remaining maturities of at least 10 months but not more than 360 months and original maturities of at least 12 months but not more than 360 months


                  HOME EQUITY AND HOME IMPROVEMENT CONTRACTS

     Aggregate Outstanding Principal Balance            $129,048,054
     Number of Contracts                                       7,176
     Wgt. Avg. Contract Rate:                                  14.61%
     Range of Rates:                                   8.50% - 21.24%
     Wgt. Avg. Orig. Maturity:                                   208
     Wgt. Avg. Rem. Maturity:                                    206
     Avg. Rem. Princ. Balance:                               $17,983

     GEOGRAPHIC DISTRIBUTION OF HOME EQUITY AND HOME IMPROVEMENT CONTRACTS

                                                                                            % of Home Equity and Home
                                             Number of          Aggregate Principal          Improvement Contracts by
State                                        Contracts          Balance Outstanding       Outstanding Principal Balance
------------------------------------    ------------------   ------------------------- -----------------------------------
CA                                              514                 9,827,471.12                       7.62%
FL                                              458                 9,334,668.35                       7.23%
NY                                              429                 8,214,019.84                       6.37%
IL                                              434                 7,796,102.30                       6.04%
NC                                              275                 6,523,112.71                       5.05%
Other States*                                 5,066                87,352,679.40                      67.69%
                                              -----              ---------------                     ------

Total /(1)/                                   7,176              $129,048,053.72                     100.00%

_______________
* No one State in this category constitutes more than 5% of the Outstanding Principal Balance of the Home Equity and Home Improvement Contracts.
/(1)/  Percentages do not add to 100% due to rounding


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not receive this statement, call your Lehman Brothers account executive for another copy.

DISTRIBUTION OF ORIGINAL BALANCES OF HOME EQUITY AND HOME IMPROVEMENT CONTRACTS

                                                                 Aggregate                   % of Home Equity and Home
Outstanding Principal Balance (in          Number of         Balance Principal               Improvement Contracts by
Dollars)                                   Contracts           Outstanding                 Outstanding Principal Balance
--------------------------------------  --------------   -----------------------     --------------------------------------
Between $1.00-$9,999.99                     1,486            $  7,617,107.19                            5.90%
Between $10,000.00-$19,999.99               3,168              43,299,104.19                           33.55%
Between $20,000.00-$29,999.99               1,542              35,949,188.98                           27.86%
Between $30,000.00-$39,999.99                 586              19,554,801.49                           15.15%
Between $40,000.00-$49,999.99                 222               9,408,505.16                            7.29%
Between $50,000.00-$59,999.99                  58               3,097,218.30                            2.40%
Between $60,000.00-$69,999.99                  31               1,978,719.65                            1.53%
Between $70,000.00-$79,999.99                  22               1,644,667.92                            1.27%
Between $80,000.00-$89,999.99                  15               1,271,574.45                            0.99%
Between $90,000.00-$99,999.99                  17               1,594,921.43                            1.24%
Between $100,000.00-$109,999.99                 9                 930,504.98                            0.72%
Between $110,000.00-$119,999.99                 7                 791,375.92                            0.61%
Between $120,000.00-$129,999.99                 5                 612,810.47                            0.47%
Between $130,000.00-$139,999.99                 1                 137,680.90                            0.11%
Between $140,000.00-$149,999.99                 3                 431,989.29                            0.33%
Between $150,000.00-$159,999.99                 1                 154,618.42                            0.12%
Between $160,000.00-$179,999.99                 1                 162,764.98                            0.13%
Between $180,000.00-$199,999.99                 1                 180,000.00                            0.14%
Between $200,000.00-$249,999.99                 1                 230,500.00                            0.18%
                                            -----            ---------------                          ------

  Total /(1)/                               7,176            $129,048,053.72                          100.00%

__________
  /(1)/  Percentages do not add to 100% due to rounding

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not receive this statement, call your Lehman Brothers account executive for another copy.

  REMAINING MONTHS TO MATURITY OF HOME EQUITY AND HOME IMPROVEMENT CONTRACTS

                                                                                             % of Home Equity and Home
                                            Number of           Aggregate Principal           Improvement Contracts by
  Months Remaining                          Contracts           Balance Outstanding        Outstanding Principal Balance
  -----------------------------------   ---------------     -------------------------    --------------------------------
Less than 31                                   75                $    275,305.21                       0.21%
31-60                                         855                   5,021,585.99                       3.89%
61-90                                         186                   1,767,603.91                       1.37%
91-120                                      1,176                  14,918,555.67                      11.56%
121-150                                        37                     583,808.36                       0.45%
151-180                                     1,800                  34,505,963.94                      26.74%
181-210                                        57                     912,639.79                       0.71%
211-240                                     2,591                  55,015,491.74                      42.63%
241-270                                         1                      34,839.72                       0.03%
271-300                                       369                  14,049,825.14                      10.89%
331-360                                        29                   1,962,434.25                       1.52%
                                            -----                ---------------                     ------

  Total /(1)/                               7,176                $129,048,053.72                     100.00%

_______________
  /(1)/  Percentages do not add to 100% due to rounding

              RATES OF HOME EQUITY AND HOME IMPROVEMENT CONTRACTS

                                                                                    % of Home Equity and Home
                                 Number of          Aggregate Principal              Improvement Contracts by
  Range of Rates                 Contracts          Balance Outstanding           Outstanding Principal Balance
  ---------------------------  ------------      ------------------------      ----------------------------------
From 8.001%-9.000%                   31              $    973,581.16                           0.75%
From 9.001%-10.000%                  65                 2,299,311.25                           1.78%
From 10.001%-11.000%                131                 6,388,671.31                           4.95%
From 11.001%-12.000%                171                 6,137,621.01                           4.76%
From 12.001%-13.000%                539                14,931,942.39                          11.57%
From 13.001%-14.000%              1,274                24,277,021.67                          18.81%
From 14.001%-15.000%                872                15,326,843.76                          11.88%
From 15.001%-16.000%              1,544                25,649,606.56                          19.88%
From 16.001%-17.000%              1,745                21,579,615.44                          16.72%
Over 17.000%                        804                11,483,839.17                           8.90%
                                  -----              ---------------                         ------

  Total /(1)/                     7,176              $129,048,053.72                         100.00%

_______________
  /(1)/  Percentages do not add to 100% due to rounding

       YEAR OF ORIGINATION OF HOME EQUITY AND HOME IMPROVEMENT CONTRACTS

                                                                                        % of Home Equity and Home
                                     Number of            Aggregate Principal            Improvement Contracts by
  Year of Origination                Contracts            Balance Outstanding         Outstanding Principal Balance
  ------------------------------   -------------        ----------------------      --------------------------------
  1995                                    1                $     27,007.40                       0.02%
  1996                                    3                      99,618.06                       0.08%
  1997                                  4,932                85,030,060.45                      65.89%
  1998                                  2,240                43,891,367.81                      34.01%
                                        -----              ---------------                     ------

  Total /(1)/                           7,176              $129,048,053.72                     100.00%

_______________
 /(1)/  Percentages do not add to 100% due to rounding


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not receive this statement, call your Lehman Brothers account executive for another copy.

Home Equity and Home Improvement Summary Statistics
---------------------------------------------------

                                 % of Home                   % of Home Equity
                                 Equity and                      and Home                                     Average      Weighted
                    Number          Home       Scheduled      Improvement Pool      Average    Weighted      Weighted       Average
                      of         Improvement   Principal    Scheduled Principal    Principal    Average      Original      Remaining
  Asset Type       Contracts        Pool        Balance          Balance            Balance      Rate      Scheduled Term    Term
--------------    ----------   ------------- ------------  ---------------------  -----------  --------  ----------------- ---------

Home Equity           4,736           66.00%   97,073,126                 75.22%       20,497    14.95%                213       211

Unsecured Home
Improvement           1,456           20.29%    7,996,764                  6.20%        5,492    15.22%                 99        99


Debt Consolidation
Home Improvement        984           13.71%   23,978,163                 18.58%       24,368    13.06%                223       223

                  ---------    ------------  ------------  ---------------------  -----------  -------   ----------------- ---------

Total/(1)/            7,176          100.00%  129,048,053                100.00%       18,083    14.61%                206       206


_______________
/(1)/  Percentages do not add to 100% due to rounding

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not receive this statement, call your Lehman Brothers account executive for another copy.